SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            February 24, 2004
                                                            -----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                  0-28936               48-1008593
         ------                  -------               ----------
(State of Incorporation)    (Commission File        (I.R.S. Employer
                                 Number)          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas    66211
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.     Other Events and Regulation FD Disclosure

     Before the opening of trading on February 25, 2004, the Registrant issued a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated February 24, 2004, by and among the Registrant, Silver Acquisition Corp., and Sac Acquisition Corp., a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. Pursuant to Merger Agreement, the Registrant will merge with and into Sac Acquisition Corp. subject to the terms and conditions described in the Merger Agreement. A copy of the Registrant's press release announcing the execution of the Merger Agreement, dated February 25, 2004, is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 7.           Financial Statements and Exhibits


Exhibit Number    Description
--------------    -----------

2.1               Agreement and Plan of Merger, dated February
                  24, 2004, by and among Gold Banc Corporation,
                  Inc., Silver Acquisition Corp., and Sac
                  Acquisition Corp.

99.1              Press Release dated February 25, 2004.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    GOLD BANC CORPORATION, INC.


Dated: February 25, 2004
                                    By:  /s/ Rick J. Tremblay
                                        --------------------------
                                        Rick J. Tremblay
                                        Executive Vice President and
                                        Chief Financial Officer